UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006
Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400
Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and Fourth Quarter 2005 Earnings Conference Call Presentation issued by the Registrant on February 28, 2006 regarding earnings for the fourth quarter of 2005. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Number	Description

99.1	Press Release of Cal Dive International, Inc. dated February 28, 2006 reporting Cal Dive’s financial results for the fourth quarter of 2005.

99.2	Fourth Quarter 2005 Earnings Conference Call Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 1, 2006

CAL DIVE INTERNATIONAL, INC.
By:	/s/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Cal Dive International, Inc. dated February 28, 2006 reporting Cal Dive’s financial results for the fourth quarter of 2005.

99.2	Fourth Quarter 2005 Earnings Conference Call Presentation.